Exhibit 10(a)


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 333-77605 of Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company on Form N-4 of our report dated February 5, 2003 relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 7, 2003 relating to the financial statements of Allstate Financial Advisors Separate Account I (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the merger of Northbrook Life Insurance Company into Allstate Life Insurance Company), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Financial Advisors Separate Account I), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April 17, 2003